Filed Pursuant to Rule 497(a)

File No. 333-291400

Rule 482ad

RoboStrategy, Inc. Lists on NASDAQ Under Ticker “BOT”, Enabling Investors to Access a Portfolio of Robotics and Embodied AI Companies in a Single Stock

NEW YORK — May 11, 2026 — RoboStrategy, Inc. (Nasdaq: BOT), a dedicated investment fund providing concentrated exposure to robotics and physical AI, today announced that its common stock has begun trading on the NASDAQ under the ticker symbol “BOT”. Prior to listing, RoboStrategy’s common stock had not previously traded on a public exchange. The listing became effective following approval by NASDAQ and marks a significant milestone in the fund’s mission to bring institutional-style exposure to technology investments to the public markets.

RoboStrategy is the first public closed-end fund designed specifically to give public market investors exposure to a portfolio that includes private, pre-IPO, and public robotics companies innovating and building the future of robotics and embodied AI. The fund gives retail investors exposure to the sector that has traditionally been limited to venture capital. The portfolio focuses on well-known, high-profile, and desirable robotics companies including Figure AI, Apptronik, Dyna Robotics, Dexmate and more. The fund aims to provide exposure to companies that may stay private for longer, bridging the gap between private venture capital and public markets.

“Our listing on NASDAQ marks a defining moment for RoboStrategy and for the future of robotics investing,” said Andrew Kang, CEO of RoboStrategy. “For the first time, public market investors can gain exposure to the companies building the next generation of intelligent machines. This milestone positions RoboStrategy to participate in what analysts project to be a hundreds-of-billions-of-dollars market opportunity, bringing access to the growth potential of AI and robotics to public investors.”

According to Global Data, the global robotics market is forecast to grow from roughly $90 billion in 2024 to over $205 billion by 2030, representing around a 15%+ compound annual growth rate (CAGR) and more than doubling in size in six years.

RoboStrategy is led by Andrew Kang and Marc Weinstein of Mechanism Capital, alongside a team of experienced investors and operators including Scott Walter, Jack Pearson, Roland Roventa, and Shayaan Nackvi. Together, the team brings deep access to private robotics companies, founder-level relationships across humanoid and embodied AI, and a strong track record in venture investing, technical diligence, and public-market execution.

About RoboStrategy, Inc.

RoboStrategy, Inc. is a closed-end management investment company built to power participation in the robotics and embodied AI revolution. As robotics continue to penetrate into everyday life, RoboStrategy seeks to provide public-market access to the companies building that future. The fund focuses on high-conviction equity positions in what the fund believes are category-defining robotics and embodied artificial intelligence innovators, including leaders such as Figure AI, Apptronik, Dyna Robotics, Dexmate, and other pioneers advancing autonomous systems, machine perception, and human-machine collaboration. RoboStrategy was created to bridge public markets with private innovation, enabling broader participation in technologies that are redefining labor, productivity, and the relationship between humans and intelligent machines.

For more information, visit robostrategy.co

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward Looking Statements

This communication includes “forward looking statements,” including with respect to the fund’s current and prospective portfolio investments, our business prospects and the prospects of our portfolio companies, and the ability of our portfolio companies to achieve their objectives. These statements include statements about our investment objectives, our intent to hold a concentrated portfolio of category defining private companies in the robotics and embodied AI industries, and other forward-looking statements. You can sometimes identify forward-looking statements through the use of words or phrases such as “seek,” “will” or “expect” and similar words and expressions of the future. Forward-looking statements involve known and unknown risks, uncertainties and assumptions, including the risks outlined under “Types of Investments and Related Risk Factors” in the fund’s prospectus and elsewhere in the fund’s filings with the SEC, which may cause actual results to differ materially from any results expressed or implied by any forward-looking statement. The fund and the investment adviser have no obligation, and do not undertake any obligation, to update or revise any forward-looking statement made in this communication to reflect changes since the date of this communication, except as required by law.

Media Contact

Skyya PR

robostrategy@skyya.com

Investor Contact

ir@robostrategy.co